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                                                                  EXHIBIT 23.3



The Board of Directors
Mercer Products Company, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                          /s/ KPMG Peat Marwick LLP



Orlando, Florida
June 17, 1998